Company Overview Investor Presentation January 2018 Exhibit 99.1

Important Information
The information in this presentation does not contain all of the information that a potential investor should review before investing in Aerie shares.
The descriptions of Aerie Pharmaceuticals, Inc. (the “Company” or “Aerie”) in this presentation are qualified in their entirety by reference to reports filed with the SEC. Certain information in this presentation has been obtained from outside sources. While such information is believed to be reliable for the purposes used herein, no representations are made as to the accuracy or completeness thereof and we take no responsibility for such information.
Any
discussion
of
the
potential
use
or
expected
success
of
Rhopressa
®
(netarsudil
ophthalmic
solution)
0.02%,
with
respect
to
foreign
approval
or
additional indications, and our current or any future product candidates is subject to regulatory approval. In addition, any discussion of U.S. Food
and
Drug
Administration
(“FDA”)
approval
of
Rhopressa
®
does
not
guarantee
successful
commercialization
of
Rhopressa
®
or
FDA
approval
of
Roclatan
TM
.
For
more
information
on
Rhopressa
®
,
refer
to
the
full
Rhopressa
®
product
label
at
http://investors.aeriepharma.com.
The information in this presentation is current only as of its date and may have changed or may change in the future. We undertake no obligation to update this information in light of new information, future events or otherwise. We are not making any representation or warranty that the information in this presentation is accurate or complete.
Certain statements in this presentation, including any guidance or timelines presented herein, are “forward-looking statements” within the meaning of
the
federal
securities
laws.
Words
such
as
“may,”
“will,”
“should,”
“would,”
“could,”
“believe,”
“expects,”
“anticipates,”
“plans,”
“intends,”
“estimates,” “targets,” “projects,” “potential” or similar expressions are intended to identify these forward-looking statements. These statements are based on the Company’s current plans and expectations. Known and unknown risks, uncertainties and other factors could cause actual results to differ
materially
from
those
contemplated
by
the
statements.
In
evaluating
these
statements,
you
should
specifically
consider
various
factors
that
may
cause
our
actual
results
to
differ
materially
from
any
forward-looking
statements.
In
particular,
FDA
approval
of
Rhopressa
®
does
not
constitute
approval
of
Roclatan
TM
,
and
there
can
be
no
assurance
that
we
will
receive
FDA
approval
for
Roclatan
TM
or
any
future
product
candidates.
Any
top
line
data
presented
herein
is
preliminary
and
based
solely
on
information
available
to
us
as
of
the
date
of
this
presentation
and
additional
information
about
the
results
may
be
disclosed
at
any
time.
In
addition,
the
preclinical
research
discussed
in
this
presentation
is
preliminary
and
the
outcome of such preclinical studies may not be predictive of the outcome of later trials. Any future clinical trial results may not demonstrate safety and efficacy sufficient to obtain regulatory approval related to the preclinical research findings discussed in this presentation. These risks and uncertainties are described more fully in the quarterly and annual reports that we file with the SEC, particularly in the sections titled “Risk Factors”
and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Such forward-looking statements only speak as of the date they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events or otherwise, except as otherwise required by law.
For Investor Use

Aerie  IOP–Lowering Products (IP 2030+)
Pipeline Activities
•
Rhopressa
®
•
24-hour IOP lowering, normal tension glaucoma, disease modification, etc.
•
AR-13503
(ROCK/PKC
inhibitor)
and
AR-1105
(dexamethasone
steroid)
•
Pre-clinical molecules for diseases of the retina
•
Drug
Delivery
–
Focused
on
back
of
the
eye
(e.g.,
PRINT
®
/
DSM)
•
Rhopressa
®
(netarsudil ophthalmic solution) 0.02%
•
Aerie-owned new chemical entity
•
FDA
Approved
December
18,
2017;
in
launch
mode
•
Roclatan™ (netarsudil/latanoprost ophthalmic solution) 0.02%/0.005%
•
Two P3’s achieved primary efficacy endpoints
•
NDA
submission
expected
2Q
2018
Aerie:
Building a Major Ophthalmic Pharmaceutical Company

Data on file
For Investor Use

Other
Bimatoprost
CAI
Travoprost
AA
Latanoprost
Fixed Combo
BB

4

Rhopressa
For Investor Use
-
~$3B Market, 36M TRx, 60M bottles
-
Half of volume first-line (PGAs)
-
Half of volume 2-4X/Day Adjuncts
-
Once-daily dosing directed at site of pathology, the trabecular meshwork
-
Consistent IOP lowering over 12 months and across all IOPs tested, as demonstrated in clinical trials
Rhopressa
®
: Positioning as an Adjunctive Therapy
(8%)
(36%)
(13%)
(16%)
(10%)
(9%)
(8%)
Graph Source: IMS Data
CAI: Carbonic Anhydrase Inhibitor
AA: Alpha Agonist
BB: Beta Blocker
2016 U.S. Glaucoma Market
®
:
Market
Perspective
®
http://investors.aeriepharma.com
Refer to the full  Rhopressa   product  label  at

5

Rhopressa
Hired Chief Commercial Officer and VPs of Sales, Marketing,
Market Access,  Commercial Operations, and Medical Affairs in
2016/2017, and Chief Compliance Officer in 2015
Preparing to hire U.S. salesforce of 100 reps; expected to be fully trained during 2Q 2018
Sales territories finalized and hiring of Sales Regional Directors and District Managers proceeding
Market access meetings with top Medicare Part D and Commercial
Payors under way
-
Covered
market is ~50/50 Commercial / Part D
-
Part D coverage expected to commence January 2019
We
believe
awareness
of
Rhopressa
®
is
high
among
ophthalmologists
For Investor Use
Fully Prepared to Execute Launch Plan
®
:
Commercialization

Sales
Commercial Operations
Market Access
Marketing
Rhopressa
®
: Launch Plan
Payer Engagement
Field Deployment
Commercial and Med D Strategy
Drive to Preferred Formulary Positioning
Broad Strategy
Brand Planning and Messaging
KOL Engagement
Field Support
For Investor Use
Hire Reps
Sales Training and Deployment
Target 12K Prescribers / 80% of Volume
Success Metrics and Standards
Supply Chain Management
Sales Execution Readiness
Analytics/Reporting
Field Support Programs

2018
2019
U.S. Launch Plan Timeline
January 2020:
Roclatan™
Med D Coverage
Commences
1H-2019: Roclatan™
Commercial Coverage
Commences
December 2017: Rhopressa
®
FDA Approval
2Q/3Q-2018: Rhopressa
®
Sampling and
Initial Commercial Sales
1Q-2018: Begin
Hiring 100
Sales Reps
End of 2018: Rhopressa
®
Commercial Coverage
Majority Preferred
2Q/3Q-2018:
Rhopressa
®
Commercial Coverage
Majority Non-Preferred
1H-2019: Potential
Roclatan
TM
Launch
For Investor Use
January 2019: Rhopressa
®
Med D Coverage
Majority Preferred
All
dates,
except
for
FDA
approval
for
Rhopressa
®
,
are
estimates.
Roclatan
TM
has
not
been
approved
by
the
FDA.
The
NDA
for
Roclatan
TM
is
expected
to
be
submitted
in
2Q
2018

2Q-2018: Rhopressa
®
Commercial Launch
Over 1,500
Experienced
Applicants
To Date
S
A
L
E
S
A
C
C
E
S
S

Building a World Class Medical Affairs Team
•
Hired highly-experienced, successful and recognized leaders in Medical
Affairs, Medical Science, Field Medical Affairs and Professional Affairs
•
Communicating the key medical scientific messages
•
Responding to technical questions from practitioners and managed care decision makers
•
Placing speakers at national, regional and local scientific meetings
•
Active presence at major ophthalmic conferences, including a Medical
Affairs Booth
Medical Affairs
For Investor Use

aerie

The Innovation of ROCK Inhibition:
Netarsudil and Netarsudil/latanoprost
Fixed Dose Combination (FDC)
aerie

American Society of Cataract Refractive
Surgeons (ASCRS) May 2017
World Glaucoma Congress
Helsinki June 2017
Association of Research in Vision and
Ophthalmology (ARVO) May 2017
American Glaucoma Society (AGS)
March 2017
Building Aerie’s Presence in the Medical Community:
19 Podium Presentations at Major Eyecare Meetings
4 Presentations, including 24-Hour IOP
Lowering of Netarsudil, Peace et al.
5 Posters, including Enhancing Efficacy
by Continuous Delivery of AR-13154 in
an Animal Model of Proliferative Diabetic
Retinopathy, Carbajal et al.
3 Presentations, including 3-Month
Interim Results of Mercury 1, Asrani
et
al., and Aqueous Humor Dynamics of
Netarsudil Ophthalmic Solution 0.02% in
Healthy Volunteers, Sit et al.
Aerie Medical
Affairs Booth
highlighted, in
addition to
presentation
For Investor Use

Roclatan
TM
(netarsudil/latanoprost
ophthalmic
solution)
0.02%/0.005%
Positioning as First Line Therapy:
•
Benefits
of
Rhopressa
®
while
also
targeting
the
secondary
drain
•
Achieved statistical superiority to market-leading latanoprost in two
P3 trials
•
Potential to become the most efficacious IOP-lowering medication for glaucoma or ocular hypertension, if approved
Roclatan
TM
Combination
Product
Candidate
Data on file
Roclatan
TM
has
not
been
approved
by
the
FDA
For Investor Use
NDA Submission Expected 2Q 2018

Roclatan
TM
Efficacy
and
Safety
Efficacy:
•
Roclatan
TM
demonstrated
statistical
superiority
over
its
components
(market-
leading PGA latanoprost and Rhopressa
®
) in Mercury 1 and 2 Phase 3 trials, at
all measured time points
•
Consistent incremental IOP-lowering over latanoprost and Rhopressa
®
in the
range of 1 to 3 mmHg
Safety:
•
No treatment-related serious adverse events and minimal evidence of treatment-related systemic effects. The most common adverse event is conjunctival hyperemia with ~60% incidence, majority mild and sporadic and present in 20% of subjects at baseline
•
Other
ocular
AEs
occurring
in
~5-15%
of
subjects
receiving
Roclatan
TM
included: cornea verticillata, conjunctival hemorrhage, eye pruritus, lacrimation increased, visual acuity reduced, blepharitis and punctate keratitis
Data on file
For Investor Use

Roclatan
TM
Phase 3 Month 12 Responder Analysis:
Goal is to Achieve Lowest IOP Possible
At Month 12:  % of Patients
with IOP Reduced to 18 mmHg or Lower
*p<0.05, **p<0.01, ***p<0.0001
++
Data on File
Based on Mercury 1 Interim Analysis 2
For Investor Use
®
16%
26%
37%
49%
57%
12%
22%
35%
49%
66%
27%
43%
60%
72%
82%
0%
20%
40%
60%
80%
100%
14 mmHg
15 mmHg
16 mmHg
17 mmHg
18 mmHg
IOP on Treatment
Latanoprost (n=203)
Roclatan
(n=158)
Rhopressa
(n=148)
™

Roclatan™ Next Steps
•
Roclatan
TM
NDA submission expected 2Q 2018
•
Aerie Ireland plant and 2 contract manufacturers are
expected to support Roclatan
TM
U.S. commercial activities
•
Mercury 3 commenced in Europe 3Q 2017
-
Trial conducted in U.K., France, Germany, Italy, Spain, Belgium and
Austria
-
Marketing Authorization Application (MAA) in Europe expected in
2H 2019
For Investor Use

Expanding Aerie Franchise: Europe and Japan
•
Europe (2016 Europe “Big 5” Glaucoma Market: 90M units per year, 1.5X
U.S. units)
•
Expect to file MAA for Rhopressa
®
in 2H 2018
•
Current clinical plan expected to satisfy European regulatory requirements
(including Rocket 4 for Rhopressa
®
and Mercury 3 for Roclatan
)
•
Mercury 3: 6-month safety and 90-day efficacy registration trial for Europe, comparing Roclatan
for non-inferiority to a fixed-dose combo in Europe
(Ganfort
®
) started 3Q 2017. Approximately 250 patients per arm.
•
Construction of Ireland Plant in process to support worldwide commercial supply
•
Japan (2016 Glaucoma Market: 52M units per year)
•
Plan to advance clinical development on our own
•
Phases 1 and 2 under way in the U.S. on Japanese and Japanese-
Americans, initiated 4Q 2017
•
Phase 3 trials expected to be conducted in Japan
For Investor Use
TM
TM

Europe Glaucoma Market:
Aerie Expects to Commercialize on Its Own (if approved)
“Big
5”
Europe
Glaucoma
Market
–
2016
$1.0B; 90M TRx*
PGA: Prostaglandin Analogue; BB: Beta Blocker; AA: Alpha Agonist; CAI: Carbonic Anhydrase Inhibitor
Sources:
IMS
Analytics
Link
at
ex-manufacturer
price
level.
*TRx
calculated
from
IMS
unit
data
(1
month
=
1
TRx)
Non-PGA Market (47%)
PGA Market (53%)
Bimatoprost
Travoprost
Latanoprost
PGA Fixed
Combo
BB
Non-PGA
Fixed Combo
AA
CAI
17%
12%
12%
4%
19%
10%
6%
2 -
4 Times Daily
Once Daily
17%
Others
3%
For Investor Use
Tafluprost
2%

Japan Glaucoma Market:
Aerie Expects to Partner for Commercialization (if approved)
PGA: Prostaglandin Analogue; BB: Beta Blocker; AA: Alpha Agonist; CAI: Carbonic Anhydrase Inhibitor
Sources: IMS Analytics Link at ex-manufacturer price level.  *Monthly Units calculated from IMS SU Data
Non-PGA Market (48%)
PGA Market (52%)
Unoprostone
Bimatoprost
Travoprost
Latanoprost
Tafluprost
BB
Non-PGA
Fixed Combo
AA
CAI
ROCK
Inhibitors
Others
12%
10%
9%
12%
20%
6%
6%
2 -
4 Times Daily
Once Daily
(Unoprostone is bid)
9%
Japan
Glaucoma
Market
–
2016
$0.8B; 52M Units Annually
9%
4%
3%
For Investor Use
PGA Fixed
Combo

Advancing the Pipeline
AR-13503 and AR-1105 are preclinical stage molecules and have not been approved by the FDA
•
Rhopressa
®
•
Potential for disease modification in glaucoma
•
24-hour IOP lowering
•
Retina Program Opportunities:
AR-13503* (ROCK/PKC inhibitor) potentially for AMD and DME
AR-1105 (dexamethasone steroid) potentially for DME
•
Drug Delivery
•
Focused
on
implants
for
retinal
diseases
(DSM
/
PRINT
®
)
For Investor Use
* Active metabolite of AR-13154

Netarsudil* Causes Expansion of TM Tissue,
Opening Spaces for Increased Outflow
Control
+ Netarsudil
TM: Trabecular Meshwork
SC: Schlemm’s
Canal
Control = buffered saline solution
Increasing Trabecular Outflow, Reducing Fibrosis Could Stop
Degeneration of Outflow Tissues in Glaucoma
Increasing Trabecular Outflow, Reducing Fibrosis Could Stop
Degeneration of Outflow Tissues in Glaucoma
*Active ingredient of Rhopressa
®
Source: Ren R et al.  Invest Ophthalmol
Vis Sci. 2016; 57(14):6197-6209.
For Investor
Use
200um

Twenty-four-hour IOP

DIURNAL
NOCTURNAL
DIURNAL
IOP (mmHg)
28
27
26
25
24
23
22
21
20
19
18
17
16
15
14
3:00 PM
6:00 PM
9:00 PM
12:00 AM
3:00 AM
6:00 AM
9:00 AM
12:00 PM

Rhopressa
®
24-hour IOP Pilot Study
Demonstrates Effective Nocturnal Efficacy
Netarsudil
(n=8)
Baseline
(n=8)
**
**
**
***
**
**
***
***
**
p<0.01
***
p<0.001
•
Netarsudil (active ingredient of Rhopressa
®
) equally effective during
nocturnal and diurnal periods
•
Current glaucoma medications either have no efficacy at night (beta blockers,
alpha
agonists)
or
reduced
efficacy
at
night
(PGAs,
CAIs)
1
-
6
AR-13324-CS204
1.
Liu JH, et al. Am J Ophthalmol. 2004; 138:389-395.  2. Gulati V, et al.  Arch Ophthalmol. 2012; 130:677-684. 3.  Liu JH, et al. Ophthalmology. 2009; 116:449-
454.  4. Liu JH, et al. Ophthalmology. 2010; 117:2075-9.  5. Fan S et al. J Glaucoma.  2014; 23:276-81.  6. Liu JH, et al. Am J Ophthalmol. 2016;169:249-257.
For
Investor
Use
Pre-dose
Post-dose (Day 8/9)

20

Retinal Diseases –
Aerie’s Next Chapter
The market for retina eye diseases is twice that of glaucoma with $4.9 billion in the U.S. and $9 billion worldwide per IMS
Current treatments for retina eye diseases lose efficacy over time, some have very serious side effects and there are limited surgical options
The majority of current treatments for retina eye diseases require repeated injections into the patient’s eye
Aerie has two preclinical molecules for the treatment of retinal disease:
-
AR-13503 (ROCK/PKC Inhibitor) for AMD/DME
-
AR-1105 (dexamethasone steroid) for DME
Aerie also has access to bio-erodible implant technology through DSM collaboration, and also has ophthalmic rights to PRINT
®
technology, a fully
scalable manufacturing platform for implants
For Investor Use

21

2016 U.S. Retina Market
For Investor Use
Eylea,
$3.3
Avastin,
$0.02
Lucentis,
$1.4
steroids,
$0.1
others,
$0.03
2016 Sales: $4.9B
U.S. Unit Sales: 6.5M
Eylea, 2.3
Avastin,
3.0
Lucentis,
0.9
steroids,
0.2
others,
0.1
Source: IMS Data

AR-13503: A First-in-Class ROCK/PKC Inhibitor for the
Treatment of Wet AMD and Diabetic Retinopathy
•
Active metabolite of AR-13154 and netarsudil
•
Potential to improve outcomes by targeting multiple
disease processes
•
Monotherapy shows strong efficacy in preclinical models
•
Effective as adjunct to anti-VEGF therapy in preclinical
models
•
Expect durable treatment effect with injection frequency
of once every 4 –
6 months
For Investor Use

Aerie Preclinical Molecule Provides Additive Efficacy to
Eylea
®
in a Proliferative Diabetic Retinopathy Model
0%
20%
40%
60%
80%
100%
120%
Vehicle Control
(n=55)
AR-13154(S)
topical
(n=28)
Eylea
1mg/kg IP (n=26)
AR-13154(S) +
Eylea (n=18)
Total Neovascular Area
-37%
-34%
-57%
**
***
***
***
Oxygen-induced retinopathy model of PDR (mouse)
AR-13154(S) is a precursor molecule to AR-13503
Confirms potential as monotherapy and as adjunct to anti-VEGF therapies; not yet tested in humans
Data
on
file;
Carbajal,
KS
et
al.,
Enhancing
Efficacy
by
Continuous
Delivery
of
AR-13154(S)
in an Animal Model of Proliferative Diabetic Retinopathy, ARVO 2017, Poster B0481.
For Investor Use
For more information on Eylea®
please see the product webpage
https://www.eylea.us/

DSM Collaboration –
Implant Delivery Technology
•
Intravitreal sustained-release, bio-erodible implant technology
•
Potential for treatment of Wet AMD and Diabetic Retinopathy
•
Promising results from ongoing feasibility study
•
Evaluating AR-13503 (ROCK/PKC inhibitor) and related Aerie compounds
•
Linear sustained elution rates over several months
•
Achieved target retinal drug concentrations
•
Executed collaboration/licensing agreement
•
Continue prototype evaluations and IND-enabling activities
For Investor Use
Data on File

PRINT
®
Technology for Ophthalmology
Best in class control over particle size, shape and formulation
Micropatterned
Template
Mold formation
Mold Filling
(e.g. drug/polymer)
Particle Array
PRINT= Particle Replication In Non-wetting Templates
Aerie recently acquired the rights to use this technology for ophthalmic applications
Proprietary technology capable of creating precisely engineered sustained-release products using fully scalable manufacturing processes
Expected to accelerate development of Aerie’s retinal disease program, including pre-clinical AR-13503 and AR-1105
For Investor Use

Evaluating Aerie’s 3,000+ Owned Molecules
ROCK
•
Commencing screening for
additional indications beyond
ophthalmology
•
ROCK inhibition has
potential in:
•
Pulmonary health,
including pulmonary
fibrosis and bronchial
asthma
•
Dermatology indications
•
Cancer
•
Others
Relationship tree of human kinases.  TK, TKL, STE, CK1, AGC, CAMK, CMGC, Other: Kinase superfamilies
For Investor Use
Aerie molecules inhibit
both ROCK1
and ROCK2

Summary
•
Lead Product Priorities
•
Rhopressa
®
:  Successful launch execution expected in 2Q 2018
•
Roclatan™:
•
Research Initiatives
•
Rhopressa
®
24-hour IOP lowering, normal tension glaucoma, disease modification
•
AR-13503 (ROCK/PKC inhibitor) and AR-1105 (dexamethasone steroid)
with potential for retinal diseases
•
Evaluating Aerie’s 3,000+ proprietary Rho kinase molecules
–
beyond ophthalmology
•
Business Development and Expansion Opportunities
•
Drug delivery opportunities focused on back of the eye (e.g., PRINT
®
/ DSM)
•
EU/JP clinical path and commercialization strategy
•
Ireland Manufacturing Facility
For Investor Use
Mercury 3 commenced 3Q 2017 (EU)
U.S. NDA submission expected in 2Q 2018

2017
2018
Key Product-Related Milestones
1H-2019: Roclatan™
Potential U.S. Approval and Launch
2Q-2018: Roclatan™
NDA Submission Expected
Q1-2017: Rhopressa
®
NDA Resubmitted
2Q-2018: Rhopressa
®
U.S. Launch Expected
Q2-2017: Rhopressa
®
Rocket 4 Topline safety (6 mos)
Q3-2017: Roclatan™
P3 Mercury 1
12-month Safety
Q2-2017: Roclatan™
P3
Mercury
2
Topline Efficacy (3 mos)
2H-2018: Rhopressa®
Potential EU MAA Filing
For Investor Use
Q3-2017: Roclatan™
P3 Mercury 3 (EU)
Initiation (6 mos)
2018 and 2019 dates are estimates. Roclatan
TM
has not been approved by the FDA.

December 2017: Rhopressa
®
FDA Approval